JPMorgan JPMorgan March 18, 2008 March 18, 2008 Aviation & Transportation Conference Aviation & Transportation Conference Exhibit 99.1

Certain of the statements contained herein should be considered “forward-looking statements,” including within the meaning of the Private Securities
Litigation Reform Act of 1995.  These forward-looking statements may be identified by words such as “may”, “will”, “expect,” “intend,” “indicate,” “anticipate,”
“believe,” “forecast,” “estimate,” “plan, “ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of AirTran Holdings, Inc., (the “Company”
or “AirTran”).  Such statements include, but are not limited to, statements about the
Company’s: expected financial performance and operations, expected fuel costs, the revenue and pricing environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions.  Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured.  Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations.  Such risks and uncertainties include, but are not limited to, the following: the Company’s ability to grow new and existing markets, the Company’s ability to maintain or expand cost advantages in comparison to various competitors, the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company’s ability to attract and retain qualified personnel; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the U.S. military presence in Iraq and Afghanistan and the terrorist attacks of
September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; adequacy of insurance coverage; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; the Company’s ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in-court or out-of-court restructuring by major airlines and industry consolidation; interruptions or disruptions in service at one or more of the Company’s hub or focus airports; weather conditions; the impact of fleet concentration and changes in fleet mix; the impact of increased maintenance costs as aircraft age and/or utilization increases; the Company’s ability to maintain adequate liquidity; the Company’s ability to maintain contracts that are critical to its operations; the Company’s fixed obligations and its ability to obtain and maintain financing for operations, aircraft financing and other purposes; changes in prevailing interest rates; the Company’s ability to operate pursuant to the terms of any financing facilities (particularly the financial covenants) and to maintain compliance with credit card agreements; the Company’s ability to attract and retain customers; the cyclical nature of the airline industry; economic conditions; risks associated with actual or potential acquisitions or other business transactions including the Company’s ability to achieve any synergies anticipated as a result of such transactions and to achieve any such synergies in a timely manner, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and Exchange Commission.
There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed.  All forward-looking statements are based on information currently available to the Company.  Except as may be required by applicable law, AirTran assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.  Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors”
in the Company’s Annual Report on Form 10-K/A for the period ended December 31,
2007, which is available at www.sec.gov and at www.AirTran.com.
Safe Harbor

We are different from other low cost carriers
Adapting to record high fuel
—
Slowing growth
—
Cost reductions
—
Unit revenue increases
Will industry capacity be reduced?
—
Do we think that M&A will still happen?
—
How would legacy M&A affect AirTran?
Today’s Discussion

Unique product with Business Class on every flight
Stable and experienced management team
Extremely low non-fuel unit costs and high quality service
Consistently profitable
Have been able to profitably diversify our business
—
Both a hub and a significant point to point network
How Is AirTran Different

5
AirTran Has A Unique Product
Business class on every flight
Assigned seating
Over 150 channels of free digital XM Radio
Friendly Crew Members
Broad distribution
—
AirTran.com
—
Reservations
—
Travel agencies

6

7
8
9
10
11
(cents)
While legacy costs are down, gap remains large
* Excludes fuel and special items
Industry Cost Comparison
Non-Fuel Unit Costs at 695 Miles for the Full Year 2007
AirTran Has Very Low Costs

5.75
6.00
6.25
6.50
6.75
7.00
7.25
2001 2002 2003 2004 2005 2006 2007 2008E
* Excludes non-recurring special items
(cents per mile)
AirTran’s Non-Fuel Unit Cost Trend
7    Consecutive Year Of Cost Reductions
th

0.15    2 of 18 0.83    10 of 20 4.06    3 of 20 76.8%     6 of 20 2007
0.08    2 of 18 0.62      8 of 18 4.72    5 of 18 74.6%   10 of 18 2006
0.37    5 of 18 1.09    11 of 19 3.45    2 of 19 71.4%   17 of 19 2005
Invol Denied
Boarding
Consumer
Complaints
Mishandled
Baggage
On-Time Year
AirTran Offers Low Costs And High Quality
DOT Air Travel Consumer Report

Boston Boston
Buffalo Buffalo
Newark Newark
New York City New York City
Philadelphia Philadelphia
Washington, D.C. (IAD) Washington, D.C. (IAD)
Newport News Newport News
Dayton Dayton
Ft. Lauderdale Ft. Lauderdale
New Orleans New Orleans
Houston Houston
Bloomington Bloomington
Moline Moline
Minneapolis Minneapolis
Flint Flint
Atlanta Atlanta
Chicago Chicago
Akron/ Akron/
Canton Canton
Dallas/Ft. Worth Dallas/Ft. Worth
Memphis Memphis
Greensboro Greensboro
Tampa Tampa
Ft. Myers Ft. Myers
Orlando Orlando
Miami Miami
Jacksonville Jacksonville
Savannah Savannah
Myrtle Beach Myrtle Beach
Raleigh/Durham
Gulfport/Biloxi Gulfport/Biloxi
Fort Walton Beach Fort Walton Beach
Cities: 31
Routes:  38
AirTran Network 2000

0 100 200 300 400 500 600 700 800 900 1,000 1,100
UAUA - San Francisco
LCC - Philadelphia
LUV - Baltimore
JBLU - New York
LUV - Phoenix
LCC - Phoenix
AMR - Miami
LCC - Chicago
AMR - Chicago
LCC - Charlotte
LUV - Las Vegas
UAUA - Denver
CAL - Newark
AAI - Atlanta
NWA - Detroit
NWA - Minneapolis
UAUA - Chicago
CAL - Houston
AMR - Dallas
DAL - Atlanta
Mainline Departures Regional Departures
264 departures in June 2008
Atlanta Is The World’s Largest LCC Hub

Portland Portland
Boston Boston
Dallas/Ft. Worth Dallas/Ft. Worth
Newark Newark
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Sarasota Sarasota
San Juan San Juan
Pensacola Pensacola
Tampa Tampa
Ft. Myers Ft. Myers
Miami Miami
Dayton Dayton
Pittsburgh Pittsburgh
Memphis Memphis
Houston Houston
Las Vegas Las Vegas
Phoenix Phoenix
Denver Denver
San Francisco San Francisco
Seattle Seattle
White Plains White Plains
Successful Diversification – Network 2008
Cities: 58
Routes:  170
Minneapolis Minneapolis
Milwaukee Milwaukee
St Louis St Louis
Indianapolis Indianapolis
Kansas City Kansas City
Bloomington Bloomington
Moline Moline
Orlando Orlando
Buffalo Buffalo
Akron/ Akron/
Canton Canton
Flint Flint
Detroit Detroit
Chicago Chicago
Newburgh Newburgh
Wichita Wichita
Los Angeles Los Angeles
San Diego San Diego
Daytona Beach Daytona Beach
Jacksonville Jacksonville
Charleston Charleston
Savannah Savannah
Raleigh/Durham
Charlotte Charlotte
Philadelphia Philadelphia
New York City (LGA) New York City (LGA)
Washington, D.C. (DCA) Washington, D.C. (DCA)
Washington, D.C. (IAD) Washington, D.C. (IAD)
Baltimore Baltimore
Newport News Newport News
Burlington Burlington
San Antonio San Antonio
Atlanta Atlanta
Gulfport/Biloxi Gulfport/Biloxi
New Orleans New Orleans
Richmond Richmond
Rochester Rochester

Orlando Orlando
Atlanta Atlanta
55
33
Baltimore Baltimore
Tampa Tampa
West Palm Beach West Palm Beach 5
17
16
Newport News Newport News
6
Akron / Akron /
Canton Canton
8
Boston Boston
Ft. Lauderdale Ft. Lauderdale
Indianapolis Indianapolis
Chicago Chicago
8
12
10
Dayton Dayton
5
9
Las Vegas Las Vegas
Rochester Rochester
6
5
Flint Flint
5
White Plains White Plains
7
14
Sarasota Sarasota
Ft. Myers Ft. Myers
2008
13
Milwaukee Milwaukee
5
Pittsburgh Pittsburgh
6
New York City (LGA) New York City (LGA)
6
Detroit Detroit
6
Network Scope Improves Cost And Revenue

0
20
40
60
80
100
2003 2004 2005 2006 2007 2008E
WTI Crude Oil
(Cost per Barrel)
Oil Is Once Again Dramatically Changing Our Business
21% of
expenses
25%
32%
36%
37%
44% @ $100 Oil
April Crude Oil Contract traded at $86.34 as recently as 02/07/08

40%
41%
35%
29%
19%
0%
10%
20%
30%
40%
50%
Q108 Q208 Q308 Q408 2009
(Percent Hedged)
AirTran Has Increased Its Fuel Hedging
$2.80 to
$2.85
$2.70 to
$2.75
$2.70 to
$2.75
$2.60 to
$2.65
@ $2.85 to
$2.90/gal

AirTran has made significant adjustments
—
Letter of commitment to sell two aircraft in April
—
Actively working on several other fleet plan initiatives
—
Further seasonal adjustments are also likely
737NG remains a high value / high demand asset
—
Few are available on the used market
—
Boeing largely sold out until at least 2012
Record high oil will also bring further scrutiny of legacy
fleet plans
Oil Will Force Further Capacity Cuts

0
50
100
150
200
2003 2004 2005 2006 2007 2008 2009 2010
717s 737s
Proposed Fleet Reductions Current Fleet Reductions
155
148
141
137
127
105
87
74
Aircraft
Currently 139 Aircraft:  87 717s / 52 737s
5% 5% 8% 20% 24% 28% 19% 22%
ASM
Growth
Fleet Plan Allows For Manageable Growth

20.5%
21.3%
20.9%
15.6%
11.0%
-0.5%
  9.4%
2.8%
-5.1%
0%
5%
10%
15%
20%
25%
Q107 Q207 Q307 Q407 Q108E
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%
ASMs PAX RASM
ASM
Growth
PAX RASM
Growth
Reduced Growth Is Already Improving Unit Revenues
6- 7%

Numerous legacy fare increases since 2007
AirTran has also increased prices
— 4 fare increases since September 2007
— Fuel surcharge implemented in November 2007
Increased in January 2008
— Ancillary fees have also increased
Call center fees
Seat assignment fees
Change / cancel fees
Weak economy will also create share shift to low cost carriers
— AirTran traffic up 21.5% YTD
— Room to further improve load factor
High Oil Prices Are Forcing Fares Higher

Any combination will provide benefits
—
Redundant domestic capacity will be cut
Well positioned to take advantage of divestitures
Will likely result in a wider cost advantage for AirTran
Main issue behind M&A desire is to eliminate redundant
domestic capacity
—
Limited domestic profitability for legacy airlines at $70 oil
—
If not done through M&A, oil and a weak economy will force
standalone reductions
Industry M&A Outlook

Salt Lake City - DAL
Las Vegas - LCC
Legacy Hub Redundancies
Significant Redundant Legacy Capacity
San Francisco - UAUA
Los Angeles - UAUA
Chicago - AMR
Denver - UAUA
Detroit - NWA
Chicago - UAUA
Minneapolis - NWA
Cincinnati - DAL
Milwaukee - NWA
Indianapolis - NWA
St. Louis - AMR
Houston - CAL
Dallas - AMR
Miami - AMR
Atlanta - DAL
Newark - CAL
Philadelphia - LCC
NYC (JFK) - DAL
Washington, DC (IAD) - UAUA
Memphis - NWA
Cleveland - CAL
Baltimore - AAI
Atlanta - AAI
Orlando - AAI
Charlotte - LCC
Phoenix - LCC

1998:  AirTran unprofitable despite record industry profits
—
Restored profitability in 1999
1999:  Tired, aging fleet and under $10MM in unrestricted cash
—
Smoothly re-fleeted to all 717 fleet by 2003
—
$100MM in cash by January 2000
2000:  $230MM in debt maturities due in 2Q01
—
Successfully recapitalized the company
2001:  9/11
—
Emerged stronger by lowering costs and capitalizing on legacy domestic retrenching.
—
Expanded  network into Baltimore and Florida
AirTran Has Managed Adversity And Emerged Stronger

2002-2003:  Overcame ValuJet stigma
—
Now a highly regarded low cost airline
2004-2005:  Fuel rises from $30 to $55 (21% of expenses to 32% of expenses) and Independence Air trashes East Coast yields
—
Continued to lower non-fuel unit costs to the best in the industry
—
Increased revenues
—
Capitalized on continued legacy domestic restructuring and expanded network into the West
2008:  Fuel rises from $75 to $100+ per barrel
—
Focused on reducing capacity growth, increasing unit revenues and continuing to lower non-fuel costs
—
Low costs will allow us to further capitalize on capacity reductions
AirTran Has Managed Adversity And Emerged Stronger

AirTran is a different kind of low cost carrier
—
Unique product, extremely low costs, and tested against adversity
Current oil prices will dramatically change our business
—
Capacity will come out one way or another
—
Fares will rise
—
Likely to create share shift to low cost carriers
Recasting the company to be successful in the current environment
—
Young, fuel efficient fleet
—
Low costs
—
Able to capitalize on opportunities
Summary